Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. §1350 (as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002), I Carolyn Hunter, the undersigned President and Chief Financial Officer of Praco Corporation (the “Company”), hereby certify that the Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 31, 2012 (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

PRACO CORPORATION

Date: May 15, 2012	By:	/s/ Carolyn Hunter
Carolyn Hunter
President and Chief Financial Officer (Principal executive officer and principal financial and accounting officer)